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                                                                   EXHIBIT 10.20

                                 AMENDMENT NO. 1
                           (DATED SEPTEMBER 20, 2001)
                                       TO
                 SCHOLASTIC CORPORATION 1997 OUTSIDE DIRECTORS'
                                STOCK OPTION PLAN
                    (AMENDED AND RESTATED AS OF MAY 25, 1999)

         The first paragraph of Section 2 of the Scholastic Corporation 1997 Outside Directors' Stock Option Plan (Amended and Restated as of May 25, 1999) (the "Plan") is amended to provide:

                           (i) for the automatic annual grant of options to
                  purchase 6,000 shares of Common Stock, which amendment shall become effective for the fiscal year commencing June 1, 2002; and

                           (ii) that each such annual grant of options to
                  purchase 6,000 shares of Common Stock shall automatically be granted on the date of the Annual Meeting of Stockholders held during the relevant fiscal year, commencing with the Annual Meeting of Stockholders held during the fiscal year commencing June 1, 2002.

         Subject to the foregoing, the Plan remains in full force and effect in accordance with the terms thereof.

         The foregoing amendments were duly approved by resolution of the Board of Directors of Scholastic Corporation at its meeting held on September 20, 2001.


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